Capital risk management	12 Months Ended
Dec. 31, 2021
Capital Risk Management
Capital risk management

23.	Capital risk management

The Group is not subject to any externally imposed capital requirements.

For the purpose of the Group’s capital management, capital includes issued share capital, share premium and all other equity reserves attributable to the equity holders of the parent.

The Group’s objective when managing capital is to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

The Group manages its capital structure and makes adjustments in light of changes in economic conditions and the requirement of investors. To maintain or adjust the capital structure, the Group may adjust the dividend paid to shareholders, return capital to shareholders or issue new shares.